UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 3, 2007

TRANSFORMA ACQUISITION GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33210	20-5389307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Park Avenue, 10th Floor

New York, NY 10022

(646) 521-7805

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 521-7805

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 3, 2007, the company announced that, commencing on January 5, 2007, the holders of the company’s units may elect to separately trade the common stock and warrants included in such units. Those units not separated will continue to trade on the American Stock Exchange under the symbol TAQ.U, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols TAQ and TAQ.WS, respectively.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Transforma Acquisition Group Inc. dated January 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2007	TRANSFORMA ACQUISITION GROUP INC.

	By:	/s/ Larry J. Lenhart

Larry J. Lenhart
President and Chief Executive Officer